SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                November 12, 2009
                                -----------------
                Date of report (Date of earliest event reported)


                               DIGITAL FUEL, INC.
                               -----------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                    000-16534              45-0375367
 ----------------------      ----------------------      ---------------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                          Identification)


    6601 E. Grant Road, Suite 101, Tucson, Arizona             85715
    ----------------------------------------------            --------
       (Address of Principal Executive Offices)              (Zip Code)


                                (520) 886-5354
                                 -------------
            (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
                                --------------
       (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ X ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))



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Items 1.01 and 8.01. Entry into a Material Definitive Agreement; Other Events.

     On November 12, 2009, our board of directors approved plans to cease the registration of our common stock with the Securities and Exchange Commission under the Securities Exchange Act of 1934. Our board of directors decided to pursue taking our company private after concluding, among other things, that the disadvantages of remaining an SEC-reporting company, including the costs associated with regulatory compliance, outweighed the benefits of public company status to our company and our stockholders.

     In order to ensure that we will be eligible to deregister shares of our common stock, we intend to reduce the number of our beneficial stockholders to below 300. To accomplish this, our board of directors approved an amendment to our certificate of incorporation to effect a 1-for-1,000 reverse stock split of our common stock, subject to approval of our stockholders. After the reverse stock split, any stockholder holding less than one share will receive a cash payment of $0.001 for each share held prior to the reverse split.

     Under Delaware law, implementation of the reverse stock split is subject to the affirmative vote of at least a majority of the voting power of the issued and outstanding shares of the capital stock of the company. Our board of directors reserves the right to change the terms of the proposed reverse stock split, including the split ratio, to the extent they believe it is necessary or desirable in order to accomplish the goal of reducing the number of beneficial holders to fewer than 300. Our board of directors may also abandon the proposed transaction at any time prior to its completion if it believes that the proposed transaction is no longer in the best interests of our company or our stockholders.

     Prior to consummating the going-private transaction described above, we must file a preliminary proxy statement and a transaction statement with the Securities and Exchange Commission. Following review by the Securities and Exchange Commission, we intend to distribute a definitive proxy statement to our stockholders and to effect the going-private transaction as soon as practicable following the date that is 20 days after the distribution of the proxy statement to stockholders. We anticipate the transaction will be completed in early 2010. If the transaction is completed, we would no longer file periodic reports with the SEC.

     On August 27, 2009, our board of directors also determined to liquidate the assets of our company and to dissolve it. On November 12, 2009, our board of directors has approved a plan of liquidation and dissolution (the "Plan of Liquidation"), subject to obtaining requisite stockholder approval. A copy of the Plan of Liquidation is attached hereto as Exhibit 99.1 and is incorporated herein by reference. We currently intend to hold a special meeting of stockholders to seek approval of the Plan of Liquidation after the going-private transaction has been consummated and our reporting obligations with the SEC have been terminated. However, if our board of directors subsequently determines to seek approval of the Plan of Liquidation before our reporting obligations have been terminated, we would include the requisite information concerning the proposed liquidation in the proxy statement filed with the SEC in respect of the going-private transaction.

Important Additional Information Will Be Filed with the Commission

     The proxy statement will contain additional important information regarding the going private transaction and, if applicable, the liquidation and dissolution of our company, if such proposal is submitted for approval of stockholders prior to the termination of our reporting obligations with the SEC. We advise our stockholders to read the definitive proxy statement when made available. Copies of both the preliminary proxy statement, and any amendments or supplements thereto, and the definitive proxy statement will be available without charge at the Securities and Exchange Commission's website at www.sec.gov or from our corporate secretary when they are mailed to stockholders.

Cautionary Note Regarding Forward-Looking Statements

     Any statements in this current report that are not historical or current facts are forward-looking statements. All forward-looking statements in this current report are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In addition to the risk the transactions described herein will not be completed, certain of these risks and uncertainties are described in the "Risk Factors" section of our Annual Report on Form 10-K for fiscal 2008 and other required reports, as filed with the SEC, which are available at the SEC's Website at http://www.sec.gov.

Item 9.01. Financial Statements and Exhibits

     (d) Exhibits

10.1   Plan of Liquidation and Dissolution of Digital Fuel, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DIGITAL FUEL, INC.



Date: November 13, 2009                    /s/ Michael R. Farley
                                          -----------------------
                                          Michael R. Farley
                                          Chief Executive Officer

                                   EXHIBIT INDEX


No.     Description                                         Manner of Filing
---     -----------------------------------------------     ----------------
10.1    Plan of Liquidation and Dissolution of                   Filed
        Digital Fuel, Inc.                                   Electronically